AMENDMENT TO WARRANT
                        AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF NOVEMBER 2, 2000

     This Amendment (the "Amendment") to the Warrant and Registration Rights Agreement (the "Agreement") dated as of November 2, 2000 by GenesisIntermedia, Inc. (the "Company"), a Delaware corporation (formerly known as GenesisIntermedia.com, Inc.) and The Macerich Partnership, L.P. ("Macerich") is effective as of August 30, 2001.

     Whereas, pursuant to the Agreement, a Warrant was issued to Macerich to purchase 200,000 shares of Common Stock (the "Common Stock") of the Company at an exercise price of $15 per share, which amount and price have been adjusted pursuant to Section 5 of the Warrant to represent 600,000 shares of Common Stock at an exercise price of $5 per share;

     WHEREAS, pursuant to the Agreement, a Registration Statement on Form S-3, File No. 333-59122 (the "Registration Statement") was filed with the Securities and Exchange Commission ("SEC") registering the sale of all shares underlying the Warrant;

     Whereas, the parties desire to amend the Agreement, including the Warrant attached as Exhibit A, on the terms and conditions specified below.

     Now, therefore, the parties agree as follows:

     1. The parties agree that the Warrant is fully vested and exercisable immediately with respect to 200,000 shares of Common Stock (the "Warrant

Shares") at an exercise price of $5 per share. The Warrant shall not be exercisable for any other shares of Common Stock.

     2. Except as provided below, Macerich shall not, directly or indirectly, offer, sell, transfer, assign, contract to sell, enter into any short sales with respect to the Warrant Shares, or otherwise dispose of (any such action, a "Disposition") any of the Warrant Shares. A pledge of any such Warrant Shares shall not constitute a Disposition hereunder. Any Disposition shall be effected in compliance with the following criteria ("Disposition Restrictions"):

(i) no more than 5,000 Warrant Shares shall be subject to a Disposition in any 24-hour period.

Notwithstanding anything in this Amendment to the contrary, Macerich may pledge, margin or otherwise encumber the Warrant Shares in a bona fide loan transaction, unless the result of any such activity would be that such Warrant Shares would be available for lending and/or borrowing in connection with short sales of the Warrant Shares by any third party. The Disposition Restrictions shall expire if the Company breaches any of its obligations (without giving effect to any cure periods) under the Warrant or the Agreement, each as amended by this Amendment. Macerich agrees if it breaches the Disposition Restrictions it will pay to the Company as its sole remedy for such breach $10.00 for each share sold by Macerich in violation of such Disposition Restrictions. The Company agrees it will have no other legal or equitable remedy with respect to any such breach.

Macerich may sell the Warrant Shares without complying with the above Disposition Restrictions to a third party in a private transaction provided that the third party purchaser agrees in writing to be bound by the terms of the Warrant, as amended, as if an original party thereto. Macerich shall report to the Company at the Company's request, but in no event less frequently than weekly, the number of Dispositions or other transfers, pledges or similar transactions with respect to the Warrant Shares.

     3. Upon receipt of an exercise notice, the Company agrees to issue, and cause to be delivered, within three (3) business days, to or upon the written order of the holder in such name or names as the Warrant holder may designate, certificates for the full number of Warrant Shares issuable upon the exercise of this Warrant in the denominations requested by Macerich.

     4. The Warrant will expire on August 30, 2006.

     5. All of the representations and warranties made in the Agreement and the Warrant by the Company are true and correct as of the date hereof. The Company represents and warrants that the Registration Statement is effective and Macerich may immediately sell the Warrant Shares pursuant to the Registration Statement, subject to the restrictions set forth in this Amendment. The Company further represents and warrants that it has fulfilled all of its obligations under the Agreement with respect to the sale of the Warrant Shares by or on behalf of Macerich.

     6. In connection with the sale of any Warrant Shares, the Company agrees to the following procedures:

(i) The Company will immediately notify Rick Bayer and Madonna Shannon of Macerich if (i) the Registration Statement is no longer effective, (ii) the

     SEC has issued a stop order with  respect  thereto,  or (iii) the events in
     Section 6.04(i) of the Agreement have occurred. If the events in such Section occur, the Company will immediately prepare and file the necessary supplement or amendment as contemplated in such Section.

(ii) The Company will provide the transfer agent as of the date hereof a blanket opinion in a form satisfactory to the transfer agent with respect to the sale of all of the Warrant Shares pursuant to the Registration Statement.

(iii)The Company agrees it will provide its transfer agent irrevocable instructions with respect to the issuance of the Warrant Shares in 5,000 share denominations, upon receipt of the exercise notice from Macerich which provide that the transfer agent will deliver restricted shares in the name of the entity or person requested by Macerich within three (3) business days of receiving such notice.

(iv) The Company agrees to provide its transfer agent immediately after the Warrant Shares are issued irrevocable instructions in the form attached hereto with respect to the sale of any Warrant Shares pursuant to the Registration Statement which provide that the transfer agent will deliver unrestricted shares in the name of the entity or person requested by Macerich's designated broker to such broker within three (3) business days of receiving such request.

(v) The Company will make available by phone to Macerich's broker its general counsel, Michael Tamer, or if he cannot be reached Ted Maloney or Christopher Moore of Nida & Maloney, LLP, its outside counsel, to verify that the Registration Statement is effective and that the Warrant Shares may be sold pursuant to the Registration Statement on such dates as Macerich's broker determines.

     IN WITNESS WHEREOF, this Amendment is entered into by the parties as of the date above written.

                                        THE MACERICH PARTNERSHIP, L.P.
                                          a Delaware limited partnership
Accepted by:
                                        By: The Macerich Company,
GENESISINTERMEDIA, INC.                     a Maryland corporation,
                                            its sole general partner



By:  ________________________           By:  ____________________________
        Ramy El-Batrawi                       Richard A. Bayer
Its:    President                       Its:  Executive Vice President,
                                              General Counsel & Secretary

                                   Exhibit A

                                    Warrant

This exhibit is incorporated by reference to Exhibit 10.58 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 16, 2001 (Commission File No.: 001-15029).

                                 August __, 2001

Via Facsimile (818) 502-0674 and First Class Mail

U.S. Stock Transfer Corporation
1745 Gardena Avenue
Glendale, CA 91204
Attention:  Syed Hussaini

         Re:      GenesisIntermedia, Inc.
                  Letter of Instruction-Issuance

Ladies and Gentlemen:

     The shares of Common Stock represented by certificate Nos. ___________ have been registered for resale pursuant to a Registration Statement (the "Registration Statement") on Form S-3 filed by the Issuer on April 18, 2001 and declared effective by the Securities and Exchange Commission (the "Commission") on May 25, 2001. By this letter, the Issuer irrevocably instructs U.S. Stock Transfer to effect the transfer and reissue the shares to the transferee thereof without restrictive legend upon notification from The Macerich Partnership, L.P. or its representatives, including UBS/Paine Webber, Inc., that: (i) The Macerich Partnership, L.P. has sold such shares pursuant to the Registration Statement and in the manner described in the prospectus, as amended pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), included in the Registration Statement (the "Final Prospectus"); (ii) in effecting such sale The Macerich Partnership, L.P. has or will deliver the Final Prospectus in accordance with Section 5(b)(2) of the Securities Act; and (iii) at the time of the sale, the Company has not notified The Macerich Partnership, L.P. that either (a) the Registration Statement is no longer effective, (b) the Final Prospectus contains a material misstatement or omission or (c) the Commission has issued a stop order with respect to the Registration Statement. The shares issued pursuant to this letter of instruction shall be delivered no later than three business days after receipt of such notice to the entity specified in such notice.

     If you need any further information in this regard please contact the undersigned.

                                  Sincerely,



                                  Douglas E. Jacobsen